SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 28, 2009

Highlands Acquisition Corp.
(Exact name of registrant as specified in its charter)

Delaware	001-33681	20-8924044
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Paragon Drive, Suite 125, Montvale, New Jersey	07645
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (201) 573-8400

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On August 28, 2009, Highlands Acquisition Corp. (the “Company”) issued a press release announcing that, since the Company will be unable to complete a business combination by October 3, 2009, the date upon which its existence will terminate in accordance with the Company’s Amended and Restated Certificate of Incorporation, the Company intends to send a letter to the Secretary of State of the State of Delaware confirming that the Company intends to dissolve on October 3, 2009.

The full text of the press release is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated in this Item 8.01 by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)  Exhibits:

Exhibit No.	Description
99.1	Press Release dated August 28, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 28, 2009

HIGHLANDS ACQUISITION CORP.
By: /s/ Philip A. Baratelli Name: Philip A. Baratelli Title: Chief Financial Officer

Exhibit Index

Number	Exhibit
99.1	Press Release dated August 28, 2009.